                                               SCHEDULE 13D

                                                                       EXHIBIT 3

                                Option Agreements

                              HALSEY DRUG CO., INC.

                        INCENTIVE STOCK OPTION AGREEMENT


      HALSEY DRUG CO., INC., (the "Company"), hereby grants Michael Reicher (the "Optionee"), an Option to purchase 200,000 shares (the "Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), at the price set forth in Paragraph 2 hereof, and in all respects subject to the terms, definitions and provisions of the Company's 1998 Stock Option Plan (the "Plan"), a copy of which is enclosed hereto and incorporated herein by reference. Terms not defined shall have the meanings set forth in the Plan. In the event of any conflict between the terms of this Agreement and the Plan the terms of the Plan shall control.

1. NATURE OF OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. EXERCISE PRICE. The exercise price of the Shares shall be equal to 1 Dollars and .1125 per share of Common Stock subject to this Option.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

      (a) Condition Precedent to Exercise. This Option shall not be exercisable unless and until Optionee has entered into the Stockholders Agreement with the Company.

      (b)    Vesting Period.

                  (i) This Option shall only be exercisable in the amounts and dates indicated below:

                        (a)   50,000 of the Shares shall vest and be
                              exercisable on the first anniversary date of the date hereof; and

                        (b) an additional 50,000 of the Shares shall vest and be exercisable on the second anniversary date of the date hereof;

                        (c) an additional 50,000 of the Shares shall vest and be exercisable on the third anniversary date hereof; and


                        (d) an additional 50,000 of the Shares shall vest and be exercisable on the fourth anniversary.

                 (ii) This Option may not be exercised for a fraction of a share.

                 (iii) In the event of the Optionee's termination of employment due to disability, death or as otherwise provided for in Section 9 of the Plan, the exercisability of this Option is governed by Section 9 of the Plan.

           (c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such representations and agreements shall be substantially similar to the form of Investment Representation Statement attached hereto as SCHEDULE A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President/Treasurer of the Company. The written notice shall be accompanied by payment of the Exercise Price pursuant to the provisions of Section 2.

           No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

         (d) Method of Payment. Payment of the Exercise Price shall be by cash, check, promissory note (if approved by the Company as an accepted method of payment) or Shares of the Company's Common Stock (if approved by the Company as an accepted method of payment) having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, or any combination of such payment methods.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. TERMINATION OF STATUS AS AN EMPLOYEE. If the Optionee ceases to serve as an Employee, he may, but only within ninety (90) days after the date he ceased to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, this Option shall terminate.

6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (within the meaning of Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination of employment due to such disability, exercise this Option to the extent he was entitled to exercise it at the date of such termination. If he does not exercise this Option (which he was entitled to exercise) within the time specified herein, this Option shall terminate.

7.  DEATH OF OPTIONEE.  In the event of the death of the Optionee:

           (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve
(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living until one (1) month after the date of death; or

           (b) within thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, this Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

8. RESTRICTIONS ON TRANSFER. This Option may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. EARLY DISPOSITION OF SHARES. The Optionee understands that in order to obtain the most advantageous tax treatment for stock acquired pursuant to this Option, the Optionee is required to hold the Shares for a certain period of time. The Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one
(1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the positive difference between the exercise price for the Shares and the lower of the Fair Market Value of the Shares at the date of exercise of this Option and the sales price of the Shares. The Optionee agrees to notify the Company in writing within thirty (30) days after the date of any such disposition and to advise the Company of the amount of gain on the sale and shall deliver to the Company any federal income tax withholding amounts required in connection therewith. The Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year periods, any gain on such sale will be taxed at applicable capital gain rates.


11. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate to him for such Shares.

12. ANTI-DILUTION PROVISIONS. If prior to expiration of this Option there shall occur any change in the outstanding Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, recapitalization, reorganization, liquidation, subscription rights offering, or the like, and as often as the same shall occur, then the kind and number of shares subject to the Option, or the purchase price per share of Common Stock, or both, shall be adjusted by the Board of Directors in such manner as it may deem equitable, the determination of which shall be binding and conclusive. Failure of the Board of Directors to provide for any such adjustment shall be conclusive evidence that no adjustment is required. The Company shall have the right to engage a firm of independent auditors, to make any computation provided for in this Section, and a certificate of that firm showing the required adjustment shall be conclusive and binding

13. NO OBLIGATION TO EXERCISE OPTION. The granting of this Option shall impose no obligation upon the Optionee to exercise such Option.

14. SECURITIES LAW RESTRICTIONS. It is understood and agreed that the Company is under no obligation to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares to be received upon exercise of the Option. If, however, a registration statement under the Act has been filed and remains effective with respect to the shares, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the Act. As a condition of such exemption, the Company shall require a representation and undertaking, in form and substance satisfactory to counsel for the Company, that Optionee is acquiring the shares for Optionee's own account for investment and not with a view to the distribution or resale thereof and shall otherwise require such representations and impose such conditions as shall establish to the Company's satisfaction that the offer and sale of the shares issuable upon the exercise of the option will not constitute a violation of the Act or any similar state act affecting the offer and sale. If the shares are issued in an exempt transaction, the shares will bear the following restrictive legend:

           THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT"). NO TRANSFER OF THE SHARES MAY BE AFFECTED WITHOUT AN OPINION OF COUNSEL TO THE COMPANY STATING THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT THE TRANSFER OF THE SHARES IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES.

15. ACCEPTANCE OF PROVISIONS. The execution of this Option Agreement by Optionee shall constitute Optionee's acceptance of and agreement to all of the terms and conditions of the Plan and this Option Agreement.

16. NOTICES. (a) All notices and other communications required or permitted under the Plan and this Agreement shall be in writing and shall be given either by (i) personal delivery or regular mail, in each case against receipt, or (ii) first class registered or certified mail, return receipt requested. All such notices or communications to the Company shall be addressed to the attention of its President, at its then principal office, and to Optionee at his last address appearing on the records of the Company or, in each case, to such other person or address as may be designated by like notice hereunder.

           (b) Any notice of exercise, in whole or in part, of an Option granted hereby must be received by the Corporation at its principal office at 695 North Perryville Road, Rockford, Illinois 61107 by 5:00 p.m. on the day on which an Option or portion thereof expires.

17. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of New York, except to the extent pre-empted by federal law.

18. MISCELLANEOUS. Merger. This Agreement and the Plan contain a complete statement of all the arrangements between the parties with respect to their subject matter, and this Agreement cannot be changed except by a writing executed by both parties.

         (b) Variations In Pronouns. All pronouns and any variations thereof used herein refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         (c) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



DATE OF GRANT: June 29, 2000                 HALSEY DRUG CO., INC.

                                             By:
                                                 -------------------------------
                                                 Name: Michael K. Reicher
                                                 Title: Chairman & CEO

ACKNOWLEDGMENT AND ACCEPTANCE OF OPTIONEE




           The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions or disputes arising under the Plan.



----------------------------------------

Name:
      ----------------------------------

Dated:
      ----------------------------------

                                   SCHEDULE A

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:
           ----------------------------------

COMPANY:         HALSEY DRUG CO., INC.

SECURITY:        COMMON STOCK

DATE:


                 In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

                 (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

                 (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                 (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                 (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated in Rule 144, if applicable.

                 (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period is satisfied.

                 (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                 (g) I understand that the certificate evidencing the Securities will be imprinted with a legend noting the above restrictions on sale.



                                              ----------------------------------
                                              Purchaser:

Date:               , 20
     --------------     ------

                              HALSEY DRUG CO., INC.

                        INCENTIVE STOCK OPTION AGREEMENT


      HALSEY DRUG CO., INC., (the "Company"), hereby grants Michael Reicher (the "Optionee"), an Option to purchase 100,000 shares (the "Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), at the price set forth in Paragraph 2 hereof, and in all respects subject to the terms, definitions and provisions of the Company's 1998 Stock Option Plan (the "Plan"), a copy of which is enclosed hereto and incorporated herein by reference. Terms not defined shall have the meanings set forth in the Plan. In the event of any conflict between the terms of this Agreement and the Plan the terms of the Plan shall control.

1. NATURE OF OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. EXERCISE PRICE. The exercise price of the Shares shall be equal to 1 Dollars and .125 per share of Common Stock subject to this Option.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

      (a) Condition Precedent to Exercise. This Option shall not be exercisable unless and until Optionee has entered into the Stockholders Agreement with the Company.

      (b)    Vesting Period.

                  (i) This Option shall only be exercisable in the amounts and dates indicated below:

                        (a)   25,000 of the Shares shall vest and be
                              exercisable on the first anniversary date of the date hereof; and

                        (b) an additional 25,000 of the Shares shall vest and be exercisable on the second anniversary date of the date hereof;

                        (c) an additional 25,000 of the Shares shall vest and be exercisable on the third anniversary date hereof; and


                        (d) an additional 25,000 of the Shares shall vest and be exercisable on the fourth anniversary.

                 (ii) This Option may not be exercised for a fraction of a share.

                 (iii) In the event of the Optionee's termination of employment due to disability, death or as otherwise provided for in Section 9 of the Plan, the exercisability of this Option is governed by Section 9 of the Plan.

           (c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such representations and agreements shall be substantially similar to the form of Investment Representation Statement attached hereto as SCHEDULE A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President/Treasurer of the Company. The written notice shall be accompanied by payment of the Exercise Price pursuant to the provisions of Section 2.

           No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

         (d) Method of Payment. Payment of the Exercise Price shall be by cash, check, promissory note (if approved by the Company as an accepted method of payment) or Shares of the Company's Common Stock (if approved by the Company as an accepted method of payment) having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, or any combination of such payment methods.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. TERMINATION OF STATUS AS AN EMPLOYEE. If the Optionee ceases to serve as an Employee, he may, but only within ninety (90) days after the date he ceased to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, this Option shall terminate.

6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (within the meaning of Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination of employment due to such disability, exercise this Option to the extent he was entitled to exercise it at the date of such termination. If he does not exercise this Option (which he was entitled to exercise) within the time specified herein, this Option shall terminate.

7.  DEATH OF OPTIONEE.  In the event of the death of the Optionee:

           (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve
(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living until one (1) month after the date of death; or

           (b) within thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, this Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

8. RESTRICTIONS ON TRANSFER. This Option may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. EARLY DISPOSITION OF SHARES. The Optionee understands that in order to obtain the most advantageous tax treatment for stock acquired pursuant to this Option, the Optionee is required to hold the Shares for a certain period of time. The Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one
(1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the positive difference between the exercise price for the Shares and the lower of the Fair Market Value of the Shares at the date of exercise of this Option and the sales price of the Shares. The Optionee agrees to notify the Company in writing within thirty (30) days after the date of any such disposition and to advise the Company of the amount of gain on the sale and shall deliver to the Company any federal income tax withholding amounts required in connection therewith. The Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year periods, any gain on such sale will be taxed at applicable capital gain rates.


11. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate to him for such Shares.

12. ANTI-DILUTION PROVISIONS. If prior to expiration of this Option there shall occur any change in the outstanding Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, recapitalization, reorganization, liquidation, subscription rights offering, or the like, and as often as the same shall occur, then the kind and number of shares subject to the Option, or the purchase price per share of Common Stock, or both, shall be adjusted by the Board of Directors in such manner as it may deem equitable, the determination of which shall be binding and conclusive. Failure of the Board of Directors to provide for any such adjustment shall be conclusive evidence that no adjustment is required. The Company shall have the right to engage a firm of independent auditors, to make any computation provided for in this Section, and a certificate of that firm showing the required adjustment shall be conclusive and binding

13. NO OBLIGATION TO EXERCISE OPTION. The granting of this Option shall impose no obligation upon the Optionee to exercise such Option.

14. SECURITIES LAW RESTRICTIONS. It is understood and agreed that the Company is under no obligation to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares to be received upon exercise of the Option. If, however, a registration statement under the Act has been filed and remains effective with respect to the shares, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the Act. As a condition of such exemption, the Company shall require a representation and undertaking, in form and substance satisfactory to counsel for the Company, that Optionee is acquiring the shares for Optionee's own account for investment and not with a view to the distribution or resale thereof and shall otherwise require such representations and impose such conditions as shall establish to the Company's satisfaction that the offer and sale of the shares issuable upon the exercise of the option will not constitute a violation of the Act or any similar state act affecting the offer and sale. If the shares are issued in an exempt transaction, the shares will bear the following restrictive legend:

           THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT"). NO TRANSFER OF THE SHARES MAY BE AFFECTED WITHOUT AN OPINION OF COUNSEL TO THE COMPANY STATING THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT THE TRANSFER OF THE SHARES IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES.

15. ACCEPTANCE OF PROVISIONS. The execution of this Option Agreement by Optionee shall constitute Optionee's acceptance of and agreement to all of the terms and conditions of the Plan and this Option Agreement.

16. NOTICES. (a) All notices and other communications required or permitted under the Plan and this Agreement shall be in writing and shall be given either by (i) personal delivery or regular mail, in each case against receipt, or (ii) first class registered or certified mail, return receipt requested. All such notices or communications to the Company shall be addressed to the attention of its President, at its then principal office, and to Optionee at his last address appearing on the records of the Company or, in each case, to such other person or address as may be designated by like notice hereunder.

           (b) Any notice of exercise, in whole or in part, of an Option granted hereby must be received by the Corporation at its principal office at 695 North Perryville Road, Rockford, Illinois 61107 by 5:00 p.m. on the day on which an Option or portion thereof expires.

17. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of New York, except to the extent pre-empted by federal law.

18. MISCELLANEOUS. Merger. This Agreement and the Plan contain a complete statement of all the arrangements between the parties with respect to their subject matter, and this Agreement cannot be changed except by a writing executed by both parties.

         (b) Variations In Pronouns. All pronouns and any variations thereof used herein refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         (c) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



DATE OF GRANT: March 9, 1999                 HALSEY DRUG CO., INC.

                                             By:
                                                  ------------------------------
                                                  Name: Michael K. Reicher
                                                  Title: Chairman & CEO

ACKNOWLEDGMENT AND ACCEPTANCE OF OPTIONEE




           The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions or disputes arising under the Plan.


----------------------------------------

Name:
      ----------------------------------

Dated:
      ----------------------------------

                                   SCHEDULE A

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:
                 ------------------------------------

COMPANY:         HALSEY DRUG CO., INC.

SECURITY:        COMMON STOCK

DATE:


                 In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

                 (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

                 (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                 (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                 (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated in Rule 144, if applicable.

                 (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period is satisfied.

                 (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                 (g) I understand that the certificate evidencing the Securities will be imprinted with a legend noting the above restrictions on sale.



                                              ----------------------------------
                                              Purchaser:

Date:               , 20
      ------------      ----

                              HALSEY DRUG CO., INC.

                        INCENTIVE STOCK OPTION AGREEMENT

      HALSEY DRUG CO., INC., (the "Company"), hereby grants Michael Reicher (the "Optionee"), an Option to purchase 125,000 shares (the "Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), at the price set forth in Paragraph 2 hereof, and in all respects subject to the terms, definitions and provisions of the Company's 1998 Stock Option Plan (the "Plan"), a copy of which is enclosed hereto and incorporated herein by reference. Terms not defined shall have the meanings set forth in the Plan. In the event of any conflict between the terms of this Agreement and the Plan the terms of the Plan shall control.

1. NATURE OF OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. EXERCISE PRICE. The exercise price of the Shares shall be equal to 1 Dollars and .875 per share of Common Stock subject to this Option.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

      (a) Condition Precedent to Exercise. This Option shall not be exercisable unless and until Optionee has entered into the Stockholders Agreement with the Company.

      (b) Vesting Period.

            (i) This Option shall only be exercisable in the amounts and dates indicated below:

                  (a) 31,250 of the Shares shall vest and be exercisable on the first anniversary date of the date hereof; and

                  (b) an additional 31,250 of the Shares shall vest and be exercisable on the second anniversary date of the date hereof;

                  (c) an additional 31,250 of the Shares shall vest and be exercisable on the third anniversary date hereof; and


                  (d) an additional 31,250 of the Shares shall vest and be exercisable on the fourth anniversary.

            (ii)  This Option may not be exercised for a fraction of a share.

            (iii) In the event of the Optionee's termination of employment due to disability, death or as otherwise provided for in Section 9 of the Plan, the exercisability of this Option is governed by
                  Section 9 of the Plan.

      (c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such representations and agreements shall be substantially similar to the form of Investment Representation Statement attached hereto as SCHEDULE A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President/Treasurer of the Company. The written notice shall be accompanied by payment of the Exercise Price pursuant to the provisions of Section 2.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

      (d) Method of Payment. Payment of the Exercise Price shall be by cash, check, promissory note (if approved by the Company as an accepted method of payment) or Shares of the Company's Common Stock (if approved by the Company as an accepted method of payment) having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, or any combination of such payment methods.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. TERMINATION OF STATUS AS AN EMPLOYEE. If the Optionee ceases to serve as an Employee, he may, but only within ninety (90) days after the date he ceased to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, this Option shall terminate.

6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (within the meaning of Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination of employment due to such disability, exercise this Option to the extent he was entitled to exercise it at the date of such termination. If he does not exercise this Option (which he was entitled to exercise) within the time specified herein, this Option shall terminate.

7.  DEATH OF OPTIONEE.  In the event of the death of the Optionee:

      (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living until one (1) month after the date of death; or

      (b) within thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, this Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

8. RESTRICTIONS ON TRANSFER. This Option may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. EARLY DISPOSITION OF SHARES. The Optionee understands that in order to obtain the most advantageous tax treatment for stock acquired pursuant to this Option, the Optionee is required to hold the Shares for a certain period of time. The Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one
(1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the positive difference between the exercise price for the Shares and the lower of the Fair Market Value of the Shares at the date of exercise of this Option and the sales price of the Shares. The Optionee agrees to notify the Company in writing within thirty (30) days after the date of any such disposition and to advise the Company of the amount of gain on the sale and shall deliver to the Company any federal income tax withholding amounts required in connection therewith. The Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year periods, any gain on such sale will be taxed at applicable capital gain rates.

11. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate to him for such Shares.

12. ANTI-DILUTION PROVISIONS. If prior to expiration of this Option there shall occur any change in the outstanding Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, recapitalization, reorganization, liquidation, subscription rights offering, or the like, and as often as the same shall occur, then the kind and number of shares subject to the Option, or the purchase price per share of Common Stock, or both, shall be adjusted by the Board of Directors in such manner as it may deem equitable, the determination of which shall be binding and conclusive. Failure of the Board of Directors to provide for any such adjustment shall be conclusive evidence that no adjustment is required. The Company shall have the right to engage a firm of independent auditors, to make any computation provided for in this Section, and a certificate of that firm showing the required adjustment shall be conclusive and binding

13. NO OBLIGATION TO EXERCISE OPTION. The granting of this Option shall impose no obligation upon the Optionee to exercise such Option.

14. SECURITIES LAW RESTRICTIONS. It is understood and agreed that the Company is under no obligation to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares to be received upon exercise of the Option. If, however, a registration statement under the Act has been filed and remains effective with respect to the shares, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the Act. As a condition of such exemption, the Company shall require a representation and undertaking, in form and substance satisfactory to counsel for the Company, that Optionee is acquiring the shares for Optionee's own account for investment and not with a view to the distribution or resale thereof and shall otherwise require such representations and impose such conditions as shall establish to the Company's satisfaction that the offer and sale of the shares issuable upon the exercise of the option will not constitute a violation of the Act or any similar state act affecting the offer and sale. If the shares are issued in an exempt transaction, the shares will bear the following restrictive legend:

            THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT"). NO TRANSFER OF THE SHARES MAY BE AFFECTED WITHOUT AN OPINION OF COUNSEL TO THE COMPANY STATING THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT THE TRANSFER OF THE SHARES IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES.

15. ACCEPTANCE OF PROVISIONS. The execution of this Option Agreement by Optionee shall constitute Optionee's acceptance of and agreement to all of the terms and conditions of the Plan and this Option Agreement.

16. NOTICES. (a) All notices and other communications required or permitted under the Plan and this Agreement shall be in writing and shall be given either by (i) personal delivery or regular mail, in each case against receipt, or (ii) first class registered or certified mail, return receipt requested. All such notices or communications to the Company shall be addressed to the attention of its President, at its then principal office, and to Optionee at his last address appearing on the records of the Company or, in each case, to such other person or address as may be designated by like notice hereunder.

      (b) Any notice of exercise, in whole or in part, of an Option granted hereby must be received by the Corporation at its principal office at 695 North Perryville Road, Rockford, Illinois 61107 by 5:00 p.m. on the day on which an Option or portion thereof expires.

17. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of New York, except to the extent pre-empted by federal law.

18. MISCELLANEOUS. Merger. This Agreement and the Plan contain a complete statement of all the arrangements between the parties with respect to their subject matter, and this Agreement cannot be changed except by a writing executed by both parties.

      (b) Variations In Pronouns. All pronouns and any variations thereof used herein refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

      (c) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



DATE OF GRANT: February 17, 2000                     HALSEY DRUG CO., INC.

                                                By:
                                                   -----------------------------
                                                Name: Michael K. Reicher
                                                Title: Chairman & CEO

ACKNOWLEDGMENT AND ACCEPTANCE OF OPTIONEE

            The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions or disputes arising under the Plan.


---------------------------------------

Name:
      ----------------------------

Dated:
      ----------------------------

                                   SCHEDULE A

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:
               ---------------------

COMPANY:       HALSEY DRUG CO., INC.

SECURITY:      COMMON STOCK

DATE:

            In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

            (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

            (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

            (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

            (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated in Rule 144, if applicable.

            (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period is satisfied.

            (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (g) I understand that the certificate evidencing the Securities will be imprinted with a legend noting the above restrictions on sale.


                                   -----------------------------------------
                                   Purchaser:

Date:         , 20
     ---------    ---

                              HALSEY DRUG CO., INC.

                        INCENTIVE STOCK OPTION AGREEMENT

      HALSEY DRUG CO., INC., (the "Company"), hereby grants Michael Reicher (the "Optionee"), an Option to purchase 1,000,000 shares (the "Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), at the price set forth in Paragraph 2 hereof, and in all respects subject to the terms, definitions and provisions of the Company's 1998 Stock Option Plan (the "Plan"), a copy of which is enclosed hereto and incorporated herein by reference. Terms not defined shall have the meanings set forth in the Plan. In the event of any conflict between the terms of this Agreement and the Plan the terms of the Plan shall control.

1. NATURE OF OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. EXERCISE PRICE. The exercise price of the Shares shall be equal to Two Dollars and .375 per share of Common Stock subject to this Option.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

      (a) Condition Precedent to Exercise. This Option shall not be exercisable unless and until Optionee has entered into the Stockholders Agreement with the Company.

      (b) Vesting Period. This Option shall vest and be exercisable in an amount equal to 62,500 Option Shares at the end of each quarterly period during the Term (the first quarterly vesting period to be satisfied on May 1, 1998 and on each August 1, November 1, February 1, thereafter until fully vested). The Option shall have a ten year term, subject to earlier termination as set forth in Paragraph 5(c) of the employment contract upon the termination of Employee's employment with the Corporation and shall be evidenced by the Corporation's standard form stock option agreement.

      (c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such representations and agreements shall be substantially similar to the form of Investment Representation Statement attached hereto as SCHEDULE A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President/Treasurer of the Company. The written notice shall be accompanied by payment of the Exercise Price pursuant to the provisions of Section 2.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

      (d) Method of Payment. Payment of the Exercise Price shall be by cash, check, promissory note (if approved by the Company as an accepted method of payment) or Shares of the Company's Common Stock (if approved by the Company as an accepted method of payment) having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, or any combination of such payment methods.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. TERMINATION OF STATUS AS AN EMPLOYEE. If the Optionee ceases to serve as an Employee, he may, but only within ninety (90) days after the date he ceased to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, this Option shall terminate.

6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (within the meaning of Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination of employment due to such disability, exercise this Option to the extent he was entitled to exercise it at the date of such termination. If he does not exercise this Option (which he was entitled to exercise) within the time specified herein, this Option shall terminate.

7. DEATH OF OPTIONEE. In the event of the death of the Optionee:

      (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living until one (1) month after the date of death; or

      (b) within thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, this Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise this

Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

8. RESTRICTIONS ON TRANSFER. This Option may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. EARLY DISPOSITION OF SHARES. The Optionee understands that in order to obtain the most advantageous tax treatment for stock acquired pursuant to this Option, the Optionee is required to hold the Shares for a certain period of time. The Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one
(1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the positive difference between the exercise price for the Shares and the lower of the Fair Market Value of the Shares at the date of exercise of this Option and the sales price of the Shares. The Optionee agrees to notify the Company in writing within thirty (30) days after the date of any such disposition and to advise the Company of the amount of gain on the sale and shall deliver to the Company any federal income tax withholding amounts required in connection therewith. The Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year periods, any gain on such sale will be taxed at applicable capital gain rates.

11. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate to him for such Shares.

12. ANTI-DILUTION PROVISIONS. If prior to expiration of this Option there shall occur any change in the outstanding Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, recapitalization, reorganization, liquidation, subscription rights offering, or the like, and as often as the same shall occur, then the kind and number of shares subject to the Option, or the purchase price per share of Common Stock, or both, shall be adjusted by the Board of Directors in such manner as it may deem equitable, the determination of which shall be binding and conclusive. Failure of the Board of Directors to provide for any such adjustment shall be conclusive evidence that no adjustment is required. The Company shall have the right to engage a firm of independent auditors, to make any computation provided for in this Section, and a certificate of that firm showing the required adjustment shall be conclusive and binding

13. NO OBLIGATION TO EXERCISE OPTION. The granting of this Option shall impose no obligation upon the Optionee to exercise such Option.

14. SECURITIES LAW RESTRICTIONS. It is understood and agreed that the Company is under no obligation to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares to be received upon exercise of the Option. If, however, a registration statement under the Act has been filed and remains effective with respect to the shares, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the Act. As a condition of such exemption, the Company shall require a representation and undertaking, in form and substance satisfactory to counsel for the Company, that Optionee is acquiring the shares for Optionee's own account for investment and not with a view to the distribution or resale thereof and shall otherwise require such representations and impose such conditions as shall establish to the Company's satisfaction that the offer and sale of the shares issuable upon the exercise of the option will not constitute a violation of the Act or any similar state act affecting the offer and sale. If the shares are issued in an exempt transaction, the shares will bear the following restrictive legend:

            THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT"). NO TRANSFER OF THE SHARES MAY BE AFFECTED WITHOUT AN OPINION OF COUNSEL TO THE COMPANY STATING THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT THE TRANSFER OF THE SHARES IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES.

15. ACCEPTANCE OF PROVISIONS. The execution of this Option Agreement by Optionee shall constitute Optionee's acceptance of and agreement to all of the terms and conditions of the Plan and this Option Agreement.

16. NOTICES. (a) All notices and other communications required or permitted under the Plan and this Agreement shall be in writing and shall be given either by (i) personal delivery or regular mail, in each case against receipt, or (ii) first class registered or certified mail, return receipt requested. All such notices or communications to the Company shall be addressed to the attention of its President, at its then principal office, and to Optionee at his last address appearing on the records of the Company or, in each case, to such other person or address as may be designated by like notice hereunder.

      (b) Any notice of exercise, in whole or in part, of an Option granted hereby must be received by the Corporation at its principal office at 695 North Perryville Road, Rockford, Illinois 61107 by 5:00 p.m. on the day on which an Option or portion thereof expires.

17. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of New York, except to the extent pre-empted by federal law.

18. MISCELLANEOUS. Merger. This Agreement and the Plan contain a complete statement of all the arrangements between the parties with respect to their subject matter, and this Agreement cannot be changed except by a writing executed by both parties.

      (b) Variations In Pronouns. All pronouns and any variations thereof used herein refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

      (c) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



Date of Grant: March 10, 1998                   HALSEY DRUG CO., INC.

                                                By:
                                                   -----------------------------
                                                Name: Michael K. Reicher
                                                Title: Chairman & CEO

ACKNOWLEDGMENT AND ACCEPTANCE OF OPTIONEE

            The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions or disputes arising under the Plan.


---------------------------------------

Name:
      ----------------------------

Dated:
      ----------------------------

                                   SCHEDULE A

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:
             --------------------------

COMPANY:     HALSEY DRUG CO., INC.

SECURITY:    COMMON STOCK

DATE:

            In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

            (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

            (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

            (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

            (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated in Rule 144, if applicable.

            (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period is satisfied.

            (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (g) I understand that the certificate evidencing the Securities will be imprinted with a legend noting the above restrictions on sale.


                                   ------------------------------------
                                   Purchaser:

Date:         , 20
     ---------    ---

                                   Page 2 of 2